OMB APPROVAL
	OMB Number:	3235-0570
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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2015 to March 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Semiannual Report

March 31, 2016

(Unaudited)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Fund intends to use net investment income and net realized capital gains when making monthly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release with detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Fund's Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On March 31, 2016, the net asset value (NAV) per share of the Fund was $17.73. During the six month period ended March 31, 2016, total return at NAV of the Fund was 0.10%, with distributions reinvested. The total investment return at market with distributions reinvested was 3.44% during the same period. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 3/31/16
At Market	3.44%
At Net Asset Value	0.10%
S&P 1500 Healthcare	3.21%
S&P 500 Index	8.48%

Investment Highlights

Despite several challenges in recent months, we continue to be cautiously optimistic about the future of the healthcare and biotech sectors. As we have noted, the longer term secular fundamentals in these industries remain appealing. People spend more money on healthcare as they age and, as has been widely reported, our population is getting older. This combination suggests that demand for healthcare services should continue to rise well into the future. Furthermore, development of new and novel products continues unabated. In the last several years, we have observed a spate of healthcare IPOs and private investment by traditional limited partners. This has produced a new generation of companies poised to develop and market products based on recent scientific discoveries that will treat unmet medical needs, thereby improving the quality of life for and/or extend the lives of patients.

For most of the last seven years these fundamental factors have led to outsized performance by the healthcare sector in general and the biotech sector in particular. As an example, the biotech sector, as measured by the NASDAQ Biotechnology Index (NBI), has, since its March 2009 low amidst the great financial crisis through its mid-2015 market highs, advanced by approximately 500% compared with an approximate 213% advance for the broad market S&P 500 Index. This represented an impressive period for the biotech sector, measured both by the magnitude of the sector's advance as well as by the duration of the outperformance.

Having said this, since the mid-2015 market highs, performance of the biotech sector has been uneven. As we reported in the Fund's

2015 Annual Report, the biotech sector underperformed the broader market in the calendar quarter ending September 30, 2015. In that three month period, the NBI declined by approximately 17.9% compared to a decline of approximately 6.4% for the broad market. The NBI had appeared to stabilize in October and November 2015, but ultimately extended the decline that began in mid-2015. In fact, during the current reporting period (i.e., the six month period ended March 31, 2016), the NBI declined an additional 13.8%, mostly during January 2016. In aggregate, the NBI declined approximately 29.8% from the July 2015 highs to the end of the current report period. This decline has certainly been material. However, despite the decline, it is clear we argue that the performance of the NBI has been impressive over the longer term.

Chart Below: NBI (black) Versus S&P 500 Index (green) March 15, 2009 through March 31, 2016

Chart Below: NBI (black) Versus S&P 500 Index (green) Sept 30, 2015 through March 31, 2016

Given recent performance, we think it is appropriate to comment on the current status of the factors we feel have driven sector performance in recent years and those that might have an impact in the near and intermediate future.

We believe that in recent years, population demographics and passage of the Affordable Care Act have increased demand and utilization of Healthcare products and services. Growth in the Healthcare and Biotech sectors had been consistently projected as elevated relative to many other sectors and valuations (particularly on a growth adjusted basis) had seemed to be attractive. In addition, Merger & Acquisition (M&A) activity had been notable, as had new IPO and follow-on financing activity. It is our view that these factors, in combination with accommodative monetary policies, had contributed to the equity performance in general and healthcare/biotech equity performance in particular.

However, in 2015, several mitigating factors have become more prominent. For example, a handful of US drug manufacturers had taken considerable liberties in pricing some of their drugs. As a result, concerns about drug pricing have become generally more common and have become a point of contention in the current US Presidential election discussion. Separately, M&A activity, an important contributor to sector sentiment, has been questioned, particularly for those transactions involving tax inversion. In addition, after several years of outperformance, valuations which we feel had remained attractive, have been considered stretched by others. It is our view that in combination, these and other factors have contributed to the sector downturn seen in the six to nine-month periods ending March 31, 2016. We also note that heightened IPO and follow-on financing activity, additional contributors to positive sentiment, also declined in this period.

The critical question is where are we now? Unfortunately the answer is that one can never know what will happen and that there will always be both encouraging and mitigating factors. But at the moment we think there are more things that make us optimistic than there are that give us pause.

In the near term, we think that the status of the political environment continues to be a significant factor in sentiment toward healthcare/biotech sectors. While we would point out that the vast majority of prescriptions are for relatively low cost generics and that (according to PHRMA) the percentage of each US healthcare dollar spent on drugs has not materially changed in many years, it also appears that out-of-pocket spending on drugs is increasing, particularly on the approximately 10% of prescriptions written on branded drugs. These latter impressions appear to be an important topic in the current presidential election discussion. As a result there has been considerable commentary by presidential candidates and others about methods they can or will use to control growth of drug pricing. It is our view that political pressure to control price increase will continue but that the actual impact of current campaign rhetoric will be moderate. Moreover, it appears to us that in recognition of pricing concerns, thoughtful approaches (e.g. value based pricing approaches wherein the cost of a drug is linked to its effectiveness) are being introduced by the pharmaceutical industry.

On the other hand, there are quite a few factors that cause us, in aggregate, to remain generally optimistic. Population demographics and ACA driven utilization that have each increased demand for healthcare products and services remain positive factors. We continue to think that growth drives price. And while growth of the US economy has generally been weak in recent years, expected growth rates in our sector, particularly in biotech, remain solid. And after the significant pullback described above, valuations have become more attractive of late.

It appears the pullback that has occurred in the last nine months or so has had a negative effect on sentiment. In addition, the matters described above have had an impact on the frequency of IPOs and related financings. The deal-a-day frenzy of the last couple years has diminished. But we are optimistic that we see signs of a reversal in sentiment. As we write this note in late April 2016, the NBI has been stable or up in the last couple of months, valuations are more attractive than they have been in some time, we are seeing the re-emergence of several interesting IPOs, and we are anticipating both the completion of the US Presidential cycle and the arrival of some important clinical and regulatory events in the second half of 2016. M&A activity may also be picking up. We think this combination of events could on balance improve sentiment and ultimately drive the healthcare/biotech sector upwards. We caution that ours is a volatile sector and that there could be negative events contrary to our expectation, but in general we remain cautiously optimistic.

Portfolio Highlights

THQ seeks to invest in both the equity of healthcare companies and a variety of income producing assets associated with healthcare companies. The Fund emphasizes investment in most subsectors within the healthcare industry. At the current time we favor the biotech sector and are overweight this subsector relative to the Fund's narrow benchmark, the S&P 1500 Healthcare Index. In recent months while Fund market performance has tracked the benchmark, NAV performance has trailed the benchmark, in part due to poor performance of the biotech sector. However, given the growth and income objectives of the Fund in contrast to the pure equity characteristics of the benchmark, we expect that there will be periods where performance of the Fund will differ from that of the benchmark. For example, in periods when the S&P 1500 Healthcare Index advances materially, we would not expect the performance of the Fund, which holds a considerable portion of its assets in corporate debt and other income producing investments, to necessarily track the performance of the benchmark. This would be especially true in low interest rate environment such as exists currently. Given this situation we are evaluating a variety of alternate or hybrid performance metrics against which Fund performance might additionally (or alternatively) be compared.

With respect to its equity portfolio, the Fund was impacted during the current report period by its ownership or non-ownership (relative to its benchmark) of a number of individual stocks. In the current report period, the Fund benefitted from its overweight position in Physician Realty Trust. It also benefitted from not owning or being underweight Express Scripts Holdings, Regeneron Pharmaceuticals, Eli Lilly, Endo International and Pfizer Inc. Conversely, the Fund was negatively affected by owning or being overweight Puma Biotechnologies, Vertex Pharmaceuticals and Incyte Corporation. The Fund was also negatively affected by being underweight Medtronic PLC.

Investment Changes

During the six month period ended March 31, 2016, within the public portfolio, the Fund established positions in several companies including Eli Lilly & Co., Universal Health Services, Inc., Ardelyx, Inc., Puma Biotechnology, Inc., and Cepheid, Inc. During the same six month period, the Fund exited positions in several companies including Bristol Myers Squibb Co., Alere, Inc., Mylan NV, Baxalta, Inc., Wellcare Healthcare Plans, Inc., Aetna, Inc., Isis Pharmaceuticals, Inc., The Medicine Company, Cigna Corporation bluebird bio, Inc.

During the same six month period, within the venture portfolio, the Fund made initial investments in GenomeDx Biosciences, Inc., and BioClin Therapeutics, Inc. and IlluminOss Medical, Inc.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA HEALTHCARE
OPPORTUNITIES FUND

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2016
(Unaudited)

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnology	7.5%
Celgene Corporation Biotechnology	6.4%
UnitedHealth Group, Inc. Health Care Providers & Services	5.7%
Allergan plc Pharmaceuticals	5.0%
Johnson & Johnson Pharmaceuticals	4.7%
Biogen Inc. Biotechnology	4.5%
Merck & Co., Inc. Pharmaceuticals	4.0%
Pfizer, Inc. Pharmaceuticals	3.7%
Amgen Inc. Biotechnology	2.8%
Vertex Pharmaceuticals Incorporated Biotechnology	2.7%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2016
(Unaudited)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited)

SHARES	CONVERTIBLE PREFERRED (Restricted) (a) (b) - 0.6% of Net Assets	VALUE
	Biotechnology - 0.5%
1,464,497	BioClin Therapeutics, Inc. Series A	$951,923
2,133,333	GenomeDx Biosciences, Inc. Series C	3,199,999
		4,151,922
	Health Care Equipment & Supplies - 0.1%
188,458	IlluminOss Medical, Inc. Series AA	188,458
383,470	IlluminOss Medical, Inc. Series C-1	383,470
		571,928
	TOTAL CONVERTIBLE PREFERRED (Cost $4,343,909)	4,723,850
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 20.1%
	Convertible Notes - 6.3%
	Biotechnology - 1.5%
$10,000,000	Cepheid, Inc., 1.25% due 2/1/21	8,906,250
4,000,000	Immunomedics, Inc., 4.75% due 2/15/20 (b)	2,810,000
		11,716,250
	Pharmaceuticals - 4.8%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19 (c)	6,605,625
14,330,000	ARIAD Pharmaceuticals Inc., 3.63% due 6/15/19 (c)	13,694,106
14,700,000	Corsicanto Ltd, 3.50% due 1/15/32	11,714,063
7,000,000	Egalet Corporation, 5.50% due 4/1/20 (c)	5,670,000
		37,683,794
	TOTAL CONVERTIBLE NOTES	49,400,044
	Non-Convertible Notes - 13.8%
	Biotechnology - 1.4%
10,000,000	Amgen Inc. 3.63% due 5/15/22	10,699,500
	Health Care Equipment & Supplies - 1.4%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	5,336,705
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,858,658
		11,195,363

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

PRINCIPAL AMOUNT	Non-Convertible Notes - continued	VALUE
	Health Care Providers & Services - 9.3%
$12,693,000	Acadia Healthcare Co Inc., 5.13% due 7/01/22	$12,819,930
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,626,830
8,665,000	Cigna Corporation, 5.88% due 3/15/41	10,052,622
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,272,629
9,700,000	HCA Holdings, Inc., 6.25% due 2/15/21	10,427,500
7,500,000	HealthSouth Corp, 5.75% due 11/01/24	7,597,500
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	11,289,894
		72,086,905
	Pharmaceuticals - 1.7%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (e)	6,314,621
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	639,600
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,449,827
		13,404,048
	TOTAL NON-CONVERTIBLE NOTES	107,385,816
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $164,973,318)	156,785,860
SHARES	COMMON STOCKS AND WARRANTS - 94.1%
	Biotechnology - 33.4%
156	AbbVie Inc.	8,911
141,890	Alexion Pharmaceuticals, Inc. (b)	19,753,926
72,601	Alkermes plc (b)	2,482,228
146,000	Amgen Inc.	21,889,780
43,300	Anacor Pharmaceuticals, Inc. (b)	2,314,385
367,500	Ardelyx, Inc. (b)	2,855,475
133,931	Biogen Inc. (b)	34,864,918
23,500	BioMarin Pharmaceutical Inc. (b)	1,938,280
499,142	Celgene Corporation (b)	49,959,123

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
159,000	Cepheid, Inc. (b)	$5,304,240
305,100	Eleven Biotherapeutics, Inc. warrants (Restricted, expiration 11/24/17) (a) (b)	0
639,219	Gilead Sciences, Inc.	58,718,657
112,223	Incyte Corporation (b)	8,132,801
125,100	Juno Therapeutics, Inc. (b)	4,765,059
300,000	Karyopharm Therapeutics, Inc. (b)	2,676,000
107,400	Medivation, Inc. (b)	4,938,252
320,405	Natera, Inc. (b)	3,050,256
1,308,385	Pieris Pharmaceuticals, Inc. (b)	2,485,931
165,000	Puma Biotechnology, Inc. (b)	4,846,050
68,700	United Therapeutics Corporation (b)	7,655,241
265,543	Vertex Pharmaceuticals Incorporated (b)	21,108,013
		259,747,526
	Health Care Equipment & Supplies - 9.8%
319,600	Baxter International Inc.	13,129,168
551,000	Endologix Inc. (b)	4,606,360
266,030	Medtronic plc	19,952,250
255,810	St. Jude Medical, Inc.	14,069,550
123,940	Stryker Corporation	13,297,523
102,300	Zimmer Biomet Holdings, Inc.	10,908,249
		75,963,100
	Health Care Providers & Services - 14.0%
209,572	Community Health Systems, Inc. (b)	3,879,178
213,272	HCA Holdings, Inc. (b)	16,645,879
112,000	Humana, Inc.	20,490,400
135,360	Molina Healthcare, Inc. (b)	8,729,366
164,500	Tenet Healthcare Corporation (b)	4,758,985
342,121	UnitedHealth Group, Inc.	44,099,397
86,604	Universal Health Services, Inc.	10,801,251
		109,404,456
	Health Care Technology - 0.3%
173,600	Allscripts Healthcare Solutions, Inc. (b)	2,293,256
	Life Sciences Tools & Services - 2.4%
382,000	Agilent Technologies, Inc.	15,222,700
25,750	Thermo Fisher Scientific Inc.	3,645,943
		18,868,643

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

SHARES	Pharmaceuticals - 21.6%	VALUE
145,970	Allergan plc (b)	$39,124,339
259,905	Eli Lilly & Co.	18,715,759
337,312	Johnson & Johnson	36,497,158
162,000	Mallinckrodt plc (b)	9,927,360
585,000	Merck & Co., Inc.	30,952,350
974,757	Pfizer, Inc.	28,891,797
72,300	Teva Pharmaceutical Industries Ltd. (d)	3,868,773
		167,977,536
	Real Estate Investment Trusts - 12.6%
73,195	Care Capital Properties, Inc.	1,964,554
236,618	LTC Properties Inc.	10,704,598
1,153,574	Medical Properties Trust, Inc.	14,973,391
413,116	Omega Healthcare Investors Inc.	14,582,995
1,050,902	Physicians Realty Trust	19,525,759
456,190	Sabra Health Care REIT Inc.	9,164,857
479,604	Senior Housing Properties Trust	8,580,115
15,000	Ventas Realty, LP / Ventas Capital Corporation	394,050
292,782	Ventas, Inc.	18,433,555
		98,323,874
	Real Estate Management & Development - 0.0%
5,323	The RMR Group Inc, Class A (b)	133,128
	TOTAL COMMON STOCKS AND WARRANTS (Cost $799,765,849)	732,711,519
	PREFERRED STOCK - 1.6% of Net Assets
	Real Estate Investment Trust - 1.6%
200,000	Welltower, Inc.	12,420,000
	TOTAL PREFERRED STOCK (Cost $11,919,595)	12,420,000

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(Unaudited, continued)

SHARES	MANDATORY CONVERTIBLE PREFERRED STOCK - 2.1%	VALUE
	Pharmaceuticals - 2.1%
5,000	Allergan plc, 5.50% due 03/01/2018	$4,595,700
13,000	Teva Pharmaceutical Industries Ltd., 7.00% due 12/15/2018	11,491,220
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $18,000,000)	16,086,920
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 11.5%
$89,262,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $89,262,000, 0.03%, dated 03/31/16, due 04/01/16 (collateralized by U.S. Treasury 2.125%, due 6/30/2022, market value $22,314,713 and U.S. Treasury 7.250%, due 8/15/22, market value $68,736,319)	89,262,000
	TOTAL SHORT-TERM INVESTMENT (Cost $89,262,000)	89,262,000
	TOTAL INVESTMENTS - 130.0% (Cost $1,088,264,671)	1,011,990,149
	OTHER ASSETS IN EXCESS OF LIABILITIES - (30.0)%	(233,742,476)
	NET ASSETS - 100%	$778,157,673

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)  American Depository Receipt

(e)  Foreign security.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2016

(Unaudited)

ASSETS:
Investments, at value (cost $999,002,671)	$922,728,149
Repurchase agreement, at value (cost $89,262,000)	89,262,000
Total investments	1,011,990,149
Cash	97
Dividends and interest receivable	2,837,484
Prepaid expenses	217,243
Total assets	1,015,044,973
LIABILITIES:
Payable for investments purchased	9,892,157
Accrued advisory fee	801,157
Accrued investor support service fees	40,058
Accrued shareholder reporting fees	66,406
Accrued trustee fees	35,800
Loan payable	225,000,000
Income distribution payable	287,453
Interest payable	501,662
Accrued other	262,607
Total liabilities	236,887,300
Commitments and Contingencies (see Note 1)
NET ASSETS	$778,157,673
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 43,878,221 shares issued and outstanding	$836,306,715
Accumulated net investment loss	(38,219,798)
Accumulated net realized gain on investments and options	56,345,278
Net unrealized loss on investments	(76,274,522)
Total net assets (equivalent to $17.73 per share based on 43,878,221 shares outstanding)	$778,157,673

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2016

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $65,345)	$8,294,066
Interest and other income	3,984,276
Total investment income	12,278,342
EXPENSES:
Advisory fees	5,064,958
Interest expense	1,118,328
Investor support service fees	380,119
Legal fees	156,451
Administration and auditing fees	108,612
Trustees' fees and expenses	76,555
Custodian fees	75,921
Shareholder reporting	72,152
Transfer agent fees	13,901
Other (see Note 2)	225,051
Total expenses	7,292,048
Net investment gain	4,986,294
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,324,722)
Closed or expired option contracts written	5,239,969
Net realized gain	2,915,247
Change in unrealized appreciation (depreciation)
Investments	(8,846,558)
Option contracts written	(1,715,648)
Change in unrealized appreciation (depreciation)	(10,562,206)
Net realized and unrealized gain (loss)	(7,646,959)
Net decrease in net assets resulting from operations	($2,660,665)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2016 (Unaudited)	Year ended September 30, 2015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment gain	$4,986,294	$4,665,864
Net realized gain	2,915,247	101,554,427
Change in net unrealized depreciation	(10,562,206)	(71,464,348)
Net increase (decrease) in net assets resulting from operations	(2,660,665)	34,755,943
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(42,886,573)	(59,235,598)
Total distributions	(42,886,573)	(59,235,598)
Net decrease in net assets	(45,547,238)	(24,479,655)
NET ASSETS:
Beginning of period	823,704,911	848,184,566
End of period	778,157,673	823,704,911
Accumulated net investment loss included in net assets at end of period	($38,219,798)	($319,519	) (a)

(a) Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2016

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($183,859,645)
Net maturities of short-term investments	(78,079,000)
Sales of portfolio securities	296,680,866
Proceeds from option contracts written	3,913,018
Interest income received	4,103,523
Dividend income received	8,087,654
Other operating receipts (expenses paid)	(7,959,853)
Net cash provided from operating activities	42,886,563
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(42,886,573)
Net cash used for financing activities	(42,886,573)
NET DECREASE IN CASH	(10)
CASH AT BEGINNING OF YEAR	107
CASH AT END OF SIX MONTHS	$97
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($2,660,665)
Purchases of portfolio securities	(183,859,645)
Net maturities of short-term investments	(78,079,000)
Sales of portfolio securities	296,680,866
Proceeds from option contracts written	3,913,018
Accretion of discount	(133,050)
Net realized gain on investments and options	(2,915,247)
Decrease in net unrealized appreciation (depreciation) on investments and options	10,562,206
Decrease in dividends and interest receivable	45,885
Decrease in accrued expenses	(184,291)
Increase in prepaid expenses and other assets	(483,514)
Net cash provided from operating activities	$42,886,563

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2016 (Unaudited)		Year ended September 30, 2015	Period July 31, 2014 to September 30, 2014 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$18.77		$19.33	$19.10	(2)
Net investment income (loss) (3)	0.11		0.11	(0.01)
Net realized and unrealized gain (loss)	(0.17)		0.68	0.39
Total increase (decrease) from investment operations	(0.06)		0.79	0.38
Distributions to shareholders from:
Income	(0.98)		(1.35)	(0.11)
Total distributions	(0.98)		(1.35)	(0.11)
Capital change with respect to issuance of shares	—		—	(0.04)
Net asset value per share, end of period	$17.73		$18.77	$19.33
Per share market value, end of period	$15.91		$16.30	$18.85
Total investment return at market value	3.44	%*	(7.37%)	(5.42	%)*
Total investment return at net asset value	0.10	%*	4.02%	2.02	%*
RATIOS
Expenses to average net assets	1.79	%**	1.60%	1.28	%**
Net investment income (loss) to average net assets	1.23	%**	0.50%	(0.41	%)**
Expenses, excluding interest expense	1.52	%**	1.44%	1.28	%**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$778		$824	$848
Portfolio turnover rate	19.56	%*	92.61%	19.61	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on July 31, 2014.

(2)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)  Computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in U.S and non U.S. companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2016, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Derivatives Strategy Changes

Currently, the Fund's investment strategy provides that the Fund will not invest more than 30% of its Managed Assets as measured at the time of investment, in derivatives, including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives, for hedging purposes. The Board has approved the Fund's use of these derivatives for non-hedging purposes as well and, accordingly, the Fund may now also invest in derivatives for hedging and non-hedging purposes, subject to a limit of 10% of its Managed Assets in derivatives other than its option writing strategy.

A revised description of the Fund's investment strategy with respect to derivatives is as follows: The Fund will not invest more than 30% of its Managed Assets (the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes)) as measured at the time of investment in derivatives, including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives. The Fund employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's Shareholders. Over time, as the Fund's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation. Other than the Fund's option strategy, the Fund may invest up to 10% of its Managed Assets in derivatives.

A revised description of the attendant risk factor for the Fund's investment strategy with respect to derivatives is as follows: Derivatives Risk. The Fund will invest no more than 30% of its Managed Assets as measured at the time of investment in derivative instruments including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives, although suitable derivative instruments may not always be available to the Adviser for these purposes. Initially, the Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's Shareholders. Over time, as the Fund's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation. Other than the Fund's option strategy, the Fund may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Fund performance.

Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these management techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser's use of derivative instruments may not be successful. Trading in derivative instruments can result in large amounts of leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the Fund's net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Transactions in call options written for the six months ended March 31, 2016 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2015	9,815	$2,210,005
Options written	22,187	3,913,018
Options terminated in closing purchase transactions	—	—
Options exercised	(5,776)	(883,054)
Options expired	(26,226)	(5,239,969)
Options outstanding, March 31, 2016	—	$—
Average Number of Contracts	443,675

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	Net realized gain on closed or expired option contracts written	$5,239,969
		Change in unrealized appreciation (depreciation) on option contracts written	$(1,715,648)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2016 totaled $193,614,304 and $296,684,394, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2016, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period beginning July 11, 2016. Prior to this renewal, in March 2015, the Trustees authorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period beginning July 11, 2015. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2016 and the period July 11, 2015 to September 30, 2015, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2016.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $225,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 6, 2017. As of March 31, 2016, the Fund had drawn down $225,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.25% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 4, 2017. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2015 to March 31, 2016 were 1.2639% and $225,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at March 31, 2016.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Fund's Managed Assets from July 31, 2014 to July 30, 2015 (ii) 0.10% of the average aggregate daily value of the Fund's Managed Assets from July 31, 2015 to December 31, 2015, and (iii) 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2016, through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2016, these payments amounted to $32,685 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 to value the Fund's net assets. For the six months ended March 31, 2016, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred
Biotechnology			$4,151,922	$4,151,922
Health Care Equipment & Supplies			571,928	571,928
Convertible and Non-Convertible Notes
Convertible Notes
Biotechnology		$11,716,250	—	11,716,250
Pharmaceuticals		37,683,794	—	37,683,794
Non-Convertible Notes
Biotechnology		10,699,500	—	10,699,500
Health Care Equipment & Supplies		11,195,363	—	11,195,363
Health Care Providers & Services		72,086,905	—	72,086,905
Pharmaceuticals		13,404,048	—	13,404,048
Common Stocks and Warrants
Biotechnology	$259,747,526	—	0	259,747,526
Health Care Equipment & Supplies	75,963,100	—	—	75,963,100

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$109,404,456	$—	$—	$109,404,456
Health Care Technology	2,293,256	—	—	2,293,256
Life Sciences Tools & Services	18,868,643	—	—	18,868,643
Pharmaceuticals	167,977,536	—	—	167,977,536
Real Estate Investment Trusts	98,323,874	—	—	98,323,874
Real Estate Management & Development	133,128	—	—	133,128
Preferred Stock
Real Estate Investment Trusts	12,420,000	—	—	12,420,000
Mandatory Convertible Preferred Stock
Pharmaceuticals	16,086,920	—	—	16,086,920
Short-term Investment	—	89,262,000	—	89,262,000
Total	$761,218,439	$246,047,860	$4,723,850	$1,011,990,149

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2015	Net Realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2016
Common Stocks
Biotechnology	$—	$—	$4,151,922			$4,151,922
Healthcare Equipment & Supplies	—	379,942	191,986			571,928
Total	$—	$379,942	$4,343,908			$4,723,850
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2016						$379,942

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 3/31/2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	571,928	Adjusted Capital asset pricing model	Discount Rate	30.19	% (30.19%)
			Price to sales multiple	2.67	(2.67)
	4,151,922	Market approach, recent transaction	(a)	N/A
	$4,723,850

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(continued)

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 1% of the Fund's Managed Assets at March 31, 2016.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2016. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16	$951,923	$0.65	$951,923
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,199,999	1.50	3,199,999
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	63,262	1.00	188,458
Series Junior Pfd	1/21/16	128,725	1.00	383,470
		$4,343,909		$4,723,850

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 24, 2016, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant enhancements to its infrastructure in the prior two years,

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

including enhancements in number, experience and qualifications of its investment team in order to meet the future demands of the Fund (and Tekla Lifesciences Investors, Tekla Healthcare Investors and Tekla World Healthcare Fund) for investment management services.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the current and fiscal years to date and over the past one-year period; comparisons of the Fund's performance to its benchmark, the NASDAQ Biotechnology Index (the NBI), the S&P 500 Index, the S&P 1500 Healthcare Index, and other investment companies. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser, including the use of leverage. Although the NBI's performance generally exceeded the Fund's returns measured by net asset value and stock price over the reported periods, the returns measured by net asset value and by stock price of the Fund were comparable to the performance of the NBI over the reported periods, considering that the NBI includes only public companies. However, the Fund's returns measured by net asset value and by share price were generally below the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, but the Trustees noted that the Fund had been in operations only since July 31, 2014.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that reduce the effective fee to the extent that the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that the Fund has no current plans to seek additional assets beyond maintaining its dividend reinvestment plan and any significant growth in its assets generally will occur through appreciation in the value of the Fund's investment portfolio (rather than sales of additional shares in the Fund), the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2016, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2016.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D. (since 2014), Jason C. Akus, M.D./M.B.A, Ph.D., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A, Amanda Birdsey-Benson Ph.D., Alan Kwan, Ph.D., M.S., M.B.A, William Hite, CFA and Joshua Mosberg, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2015—Oct. 31, 2015)
Month #2 (Nov. 1, 2015 — Nov. 30, 2015)
Month #3 (Dec. 1, 2015 — Dec. 31, 2015)
Month #4 (Jan. 1, 2016 — Jan. 31, 2016)
Month #5 (Feb. 1, 2016 — Feb. 29, 2016)
Month #6 (Mar. 1, 2016 — Mar. 31, 2016)
Total

On March 19, 2015, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015.  On March 24, 2016, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)                  Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/3/16

* Print the name and title of each signing officer under his or her signature.